UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 21, 2014 (May 20, 2014)

AMSURG CORP.

(Exact Name of Registrant as Specified in its Charter)

Tennessee	000-22217	62-1493316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Burton Hills Boulevard
Nashville, Tennessee		37215
(Address of Principal Executive Offices)		(Zip Code)

(615) 665-1283

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted in Item 5.07 below, at the 2014 Annual Meeting of Shareholders (the "Annual Meeting") of AmSurg Corp., a Tennessee corporation (the "Company") held on May 20, 2014, the Company's shareholders approved the AmSurg Corp. 2014 Equity and Incentive Plan (the "2014 Plan"), which permits awards to current and prospective employees and directors in the form of stock options, stock appreciation rights, restricted shares, restricted share units, performance shares, or any combination thereof. A summary of the material terms of the 2014 Plan is set forth on pages 32 to 39 of the Company's Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 21, 2014 (the “Proxy Statement”), and is incorporated herein by reference. That summary is qualified in its entirety by reference to the text of the 2014 Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07.   Submission of Matters to a Vote of Security Holders

At the Annual Meeting, Henry D. Herr, Christopher A. Holden, Joey A. Jacobs and Kevin P. Lavender were elected as Class II directors to hold office for a term of three years and until their successors are duly elected and qualified.  In addition, at the Annual Meeting, the shareholders (i) approved, on a non-binding, advisory basis, the compensation of the Company's named executive officers as disclosed in the Proxy Statement, (ii) approved the adoption of the 2014 Plan, (iii) ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014 and (iv) did not approve a shareholder proposal regarding environmental sustainability reporting.

The final voting results of each proposal are set forth below.

(1)	Election of four directors in Class II for a term of three years and until their successors are duly elected and qualified:

	FOR	WITHHELD	BROKER NON VOTES
Class II
Henry D. Herr	28,289,534	735,078	1,033,350
Christopher A. Holden	28,622,556	402,056	1,033,350
Joey A. Jacobs	28,711,199	313,413	1,033,350
Kevin P. Lavender	28,675,776	348,836	1,033,350

In addition to the foregoing directors, the remaining directors not up for re-election at the Annual Meeting continue to serve on the Board of Directors.

(2)	Approval, on an advisory basis, of the Company's executive compensation:

FOR	AGAINST	ABSTAIN	BROKER NON VOTES
27,605,170	1,366,833	52,609	1,033,350

(3)	Approval of the AmSurg Corp. 2014 Equity and Incentive Plan:

FOR	AGAINST	ABSTAIN	BROKER NON VOTES
27,765,823	1,207,899	50,890	1,033,350

(4)	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014:

FOR	AGAINST	ABSTAIN	BROKER NON VOTES
29,622,837	386,878	48,247	-

(5)	Vote on shareholder proposal relating to sustainability reporting:

FOR	AGAINST	ABSTAIN	BROKER NON VOTES
8,833,631	14,210,024	5,980,957	1,033,350

Item 9.01.   Financial Statements and Exhibits

        (d) Exhibits.  The following exhibits are filed as part of this report:

              Exhibit 10.1   AmSurg Corp. 2014 Equity and Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMSURG CORP.

		By:	/s/ Claire M. Gulmi
Claire M. Gulmi

Executive Vice President and
Chief Financial Officer
(Principal Financial and Duly Authorized Officer)

Date:	May 21, 2014

INDEX TO EXHIBITS

Exhibit
Number	Description
10.1	AmSurg Corp. 2014 Equity and Incentive Plan